Financial instruments	6 Months Ended
Jun. 30, 2018
Financial instruments
Financial instruments

12. Financial instruments

When measuring the fair value of an asset or a liability, the Group uses observable market data to the extent possible.  IFRS 13, Fair Value Measurement, requires disclosure of fair value measurements by level of the following fair value measurement hierarchy:

•	Level 1: quoted prices (unadjusted) in active markets for identical financial assets or liabilities.

•	Level 2: inputs other than quoted prices in active markets, that are observable either directly (i.e. as prices) or indirectly (i.e. derived from prices).

•	Level 3: inputs that are not based on observable market data.

The fair value measurement level within the fair value hierarchy for a particular asset or liability is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs.

Financial instruments not measured at fair value on the Group’s consolidated statement of financial position, but which require disclosure of their fair values include: cash and cash equivalents, trade receivables and certain other receivables, deposits, trade and other payables and borrowings.

For cash and cash equivalents, trade receivables and certain other receivables, trade and other payables, their fair value is deemed to approximate their carrying amount due to the short term nature of these balances.

For deposits, as they are not significant, the difference between their fair value and their carrying amount is not deemed significant.

For borrowings, their fair value was categorized as Level 2 and was estimated based on a discounted cash flow method using a market interest rate for similar borrowings.

There has been no transfer between levels of the fair value hierarchy during the six month period ended June 30, 2017 or 2018.